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                            EXHIBIT 23.1

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 23, 2002 included in Vastera Inc.'s Form 10-K for the year ended December 31, 2001.


                                               ARTHUR ANDERSEN LLP

Vienna, Virginia
April 9, 2002